UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2013

Cardinal Health, Inc.

(Exact name of registrant as specified in its charter)

Ohio (State or other Jurisdiction of Incorporation)	1-11373 (Commission File Number)	31-0958666 (IRS Employer Identification No.)

7000 Cardinal Place, Dublin, Ohio 43017 (Address of Principal Executive Offices) (Zip Code)

(614) 757-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On February 13, 2013, the Board of Directors of Cardinal Health, Inc. (the “Company”) approved the Company's entry into an Agreement and Plan of Merger, dated as of February 13, 2013 (the “Merger Agreement”), with AssuraMed, Inc. (“AssuraMed”), Mesa Merger Corp., a wholly owned subsidiary of the Company (“Merger Sub”), and Clayton, Dubilier & Rice, LLC, as representative of AssuraMed's stockholders, pursuant to which the Company agreed to acquire AssuraMed.  The acquisition will be structured as a merger of Merger Sub with and into AssuraMed (the “Merger”), with AssuraMed becoming a wholly owned subsidiary of the Company.  The Merger Agreement provides that the Company will pay an aggregate consideration of approximately $2.07 billion in cash to acquire AssuraMed, on a cash‑free, debt‑free basis.

The completion of the Merger is subject to the satisfaction or waiver of customary closing conditions, including, among other things, the expiration or early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.  As of February 14, 2013, following the execution of the Merger Agreement, stockholders holding more than 90% of the outstanding stock of AssuraMed had delivered their written consent approving the Merger.  The Company currently anticipates that the Merger will be completed by early April 2013.

The foregoing summary of the Merger Agreement and the transactions contemplated by the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this current report on Form 8-K.

The Merger Agreement and the above description have been included to provide investors and security holders with information regarding the terms of the Merger Agreement.  They are not intended to provide any other factual information about the Company, AssuraMed, Merger Sub or their respective subsidiaries, affiliates, businesses or equityholders.  The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of those agreements and as of specific dates, were solely for the benefit of the parties to the Merger Agreement and may be subject to limitations agreed upon by the parties, including being qualified by schedules and other disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors.  Investors should be aware that the representations, warranties and covenants or any description thereof may not reflect the actual state of facts or condition of the Company, AssuraMed, Merger Sub or any of their respective subsidiaries, affiliates, businesses, or equityholders.  Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company.  Accordingly, investors should read the representations and warranties in the Merger Agreement only in the context of the information about the Company, AssuraMed and the transactions contemplated by the Merger Agreement that the Company includes in reports, statements and other filings that it makes with the U.S. Securities and Exchange Commission.

Item 7.01.  Regulation FD Disclosure.

The Company issued a press release on February 14, 2013 announcing the execution of the Merger Agreement.  A copy of the press release, which is attached to this current report on Form 8-K as Exhibit 99.1, is hereby furnished pursuant to this Item 7.01.

The Company hosted a webcast and conference call on February 14, 2013 to discuss the planned acquisition.  The slide presentation for the webcast and conference call and an audio replay of the conference call are available on the Investors page at www.cardinalhealth.com.

Item 8.01.  Other Events.

On February 13, 2013, in connection with the Merger Agreement and the financing of the acquisition, the Company obtained a commitment letter from Bank of America, N.A. and Merrill Lynch, Pierce, Fenner & Smith Incorporated for a new $1.3 billion senior unsecured bridge term loan (the “Bridge Facility”).  The Company plans to issue $1.3 billion of senior unsecured notes prior to the completion of the Merger and then terminate the commitment under the Bridge Facility.

Item 9.01.  Financial Statements and Exhibits.

            (d) Exhibits

Exhibit Number	Description
2.1

Agreement and Plan of Merger, dated February 13, 2013, by and among Cardinal Health, Inc., AssuraMed, Inc., Mesa Merger Corp. and Clayton, Dubilier & Rice, LLC, as Representative of AssuraMed’s stockholders*

99.1	News release issued by the Company on February 14, 2013

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  The Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule upon request.

Cautionary Statement Regarding Forward-Looking Statements

Statements in this Form 8-K regarding the Merger and the other transactions contemplated in the Merger Agreement, the expected timetable for the completion of the Merger, the benefits of the proposed transaction, the Bridge Facility, the financing of the acquisition of AssuraMed and any other statements about the Company, AssuraMed and Merger Sub managements’ future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Any statements that are not statements of historical fact (including statements containing the words “expects,” “anticipates,” “intends,” “plans,” “believes,” “will,” “should,” “could,” “would,” “projects,” “continue,” “likely” and similar expressions) should also be considered to be forward-looking statements.  There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including:  the ability to successfully complete the Merger on a timely basis, including receipt of required regulatory approvals; the ability to retain customers and employees of AssuraMed and to successfully integrate AssuraMed into the Company’s operations; the ability to achieve the expected benefits from the Merger, including the expected accretion in earnings; the conditions of the credit markets and an ability to issue debt on acceptable terms; and the other factors described in the Company’s annual report on Form 10-K for the fiscal year ended June 30, 2012 and subsequent reports on Forms 10-Q and 8-K.  This Form 8-K reflects management’s views as of February 14, 2013.  Except to the extent required by applicable law, the Company undertakes no obligation to update or revise any forward-looking statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 14, 2013	Cardinal Health, Inc. By: /s/ Stephen T. Falk Name: Stephen T. Falk Title: Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
2.1

Agreement and Plan of Merger, dated February 13, 2013, by and among Cardinal Health, Inc., AssuraMed, Inc., Mesa Merger Corp. and Clayton, Dubilier & Rice, LLC, as Representative of AssuraMed’s stockholders*

99.1	News release issued by the Company on February 14, 2013

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  The Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule upon request.